QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ALBANY MOLECULAR RESEARCH, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ALBANY MOLECULAR RESEARCH, INC.
21 Corporate Circle
P.O. Box 15098
Albany, New York 12212-5098

April 29, 2002

Dear Stockholder:

        You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Albany Molecular Research, Inc. to be held on Friday, May 24, 2002 at 10:00 a.m. at the Albany Marriott, 189 Wolf Road, Albany, New York 12205. The business to be conducted at the meeting is set forth in the formal notice that follows. In addition, at the meeting, we will review our operations, report on 2001 financial results and discuss our plans for the future.

        Your vote is important to us. Whether or not you plan to attend the meeting, we ask that you complete, date, sign and return the enclosed proxy card in the envelope provided. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                      Sincerely,

                      Thomas E. D'Ambra, Ph.D.
                       Chairman and Chief Executive Officer

ALBANY MOLECULAR RESEARCH, INC.
21 Corporate Circle
P.O. Box 15098
Albany, New York 12212-5098

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 24, 2002

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Albany Molecular Research, Inc., a Delaware corporation (the "Company"), will be held on Friday, May 24, 2002 at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York 12205 (the "Annual Meeting") for the following purposes:

  1.
  To elect two directors of the Company to serve until the 2005 annual meeting of stockholders and until their respective successors are duly elected and qualified.

  2.
  To consider and act upon any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 29, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                      By Order of the Board of Directors

                      David P. Waldek
                       Secretary

Albany, New York
April 29, 2002

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

ALBANY MOLECULAR RESEARCH, INC.
21 Corporate Circle
P.O. Box 15098
Albany, New York 12212-5098

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 24, 2002

April 29, 2002

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Albany Molecular Research, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, May 24, 2002 at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York 12205 and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

  1.
  The election of two Class I directors of the Company to serve until the 2005 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 29, 2002 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 29, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 32,852,841 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

        The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as directors of the Company.

        Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld from the nominees; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of directors.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, properly executed proxies will be voted "FOR" the election of the nominees for director listed in this Proxy Statement. It is not anticipated that any matters other than the election of directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        A stockholder of record may revoke a proxy at any time before it has been exercised by giving written notice of such revocation to the Secretary of the Company, by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

        The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2001, is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation materials.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of seven members and is divided into three classes, with three directors in Class I, two directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company's stockholders at each annual meeting.

        At the Annual Meeting, two Class I directors will be elected to serve until the 2005 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Frank W. Haydu III and Shirley Ann Jackson for election as Class I directors. The third incumbent Class I director, Chester J. Opalka, has decided to retire from the Company's Board of Directors and therefore will not stand for re-election as a director. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Frank W. Haydu III and Shirley Ann Jackson as Class I directors. Each nominee has agreed to stand for election and to serve, if elected, as a director. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

        A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as directors of the Company.

Recommendation

        The Board of Directors of the Company recommends a vote FOR the election of its nominees as directors of the Company.

INFORMATION REGARDING DIRECTORS

The Board of Directors and its Committees

        The Board of Directors of the Company held seven (7) meetings during 2001. During 2001, each of the incumbent directors, with the exception of Shirley Ann Jackson, Ph.D., attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which he or she was a member. Dr. Jackson was elected to the Board of Directors on July 24, 2001 and attended all meetings of the Board of Directors on and after that date. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

        The Audit Committee recommends the independent accounting firm to be appointed to audit the Company's financial statements and to perform services related to such audit, reviews the scope and results of the audit with the independent accountants, reviews the Company's year-end operating results with management and the independent accountants, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee consists of Messrs. Haydu and O'Connor and Dr. Tartaglia, none of whom is an officer or employee of the Company. The Audit Committee held four (4) meetings during 2001.

        The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's 1998 Stock Option and Incentive Plan (the "1998 Stock Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee consists of Messrs. Haydu and O'Connor, and Drs. Jackson and Tartaglia.

        Non-employee directors receive $10,000 annually (with at least one-half of such payment being in the form of shares of Common Stock), plus $2,000 per Board meeting and $500 per Committee meeting attended as compensation for their services as directors. Each non-employee director also receives a grant of options to purchase 5,000 shares of Common Stock on an annual basis. Further, each director is reimbursed for reasonable travel and other expenses incurred in attending meetings. Directors who are also employees do not receive any additional compensation for their service as directors.

        The following table and biographical descriptions set forth certain information with respect to the nominees for election as Class I directors at the Annual Meeting and the continuing directors whose terms expire at the annual meetings of stockholders in 2003 and 2004, based on information furnished by them to the Company. There is no family relationship between any director or executive officer of the Company. The following information is as of December 31, 2001.

Name	Age	Director Since
Class I—Term Expires in 2002
Frank W. Haydu III (1)(2)*	54	1998
Shirley Ann Jackson, Ph.D.(2)*	55	2001
Class II—Term Expires in 2003
Donald E. Kuhla, Ph.D.	59	1995
Kevin O'Connor (1)(2)	47	2000
Class III—Term Expires in 2004
Thomas E. D'Ambra, Ph.D.	46	1991
Anthony P. Tartaglia, M.D. (1)(2)	69	1995

*
Nominee for election.

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

Nominees for Election as Directors

        Frank W. Haydu III has served as one of our directors since October 1998. Mr. Haydu has served as a Managing Director of Valuation Perspectives, Inc., a financial services consulting firm, since co-founding it in November 2001. Mr. Haydu previously served as the Chairman of Haydu & Lind, LLC, a senior living development company, upon co-founding it in June 1996 until its sale in May 2001. Mr. Haydu also recently served as the interim Commissioner of Education of Massachusetts from February 1998 to July 1998. Prior to co-founding Haydu & Lind, LLC, Mr. Haydu served as the interim President and Chief Executive Officer of the New England Medical Center Hospitals, Inc. from October 1995 to May 1996, a Senior Advisor to Smith Barney, Inc., an investment bank, from August 1994 to August 1995, and as a Managing Director of Kidder, Peabody & Company, Inc., an investment bank, from 1990 to August 1994. Mr. Haydu also serves as a director of Moldflow, Inc. and several private companies. Mr. Haydu holds a B.A. degree in economics from Muhlenberg College.

        Shirley Ann Jackson, Ph.D. has served as one of our directors since July 2001. Dr. Jackson has served as the President of Rensselaer Polytechnic Institute since July 1999. Dr. Jackson previously served as the Chairman of the U.S. Nuclear Regulatory Commission, where she served until her appointment at Rensselaer Polytechnic Institute. Dr. Jackson was a professor of physics at Rutgers University from 1991 to 1995 and also served as a consultant to AT&T Bell Labs during that time. Dr. Jackson is a member of the National Academy of Engineering and the American Academy of Arts and Sciences. She is a Life Member of the MIT Corporation (MIT's Board of Trustees). Dr. Jackson also serves as a director of FedEx Corporation, AT&T, Public Service Enterprise Group, Sealed Air Corporation, Marathon Oil Corp., U.S. Steel Corp., Medtronic, Inc. and KeyCorp. Dr. Jackson received her undergraduate degree from Massachusetts Institute of Technology in physics and a doctorate in theoretical physics from Massachusetts Institute of Technology.

Incumbent Directors—Terms Expiring in 2003

        Donald E. Kuhla, Ph.D. has served as our President and Chief Operating Officer since July 1998 and as a director since October 1995. Prior to joining us as an employee, Dr. Kuhla served as Vice President and Chief Technical Officer of Plexus Ventures, Inc., a biotechnology investment and consulting company, from February 1994 to June 1998, the Chief Operating Officer of Hybridon, Inc., a

pharmaceutical company, and Enzymatics, Inc., a medical diagnostics company, from November 1990 to February 1994, in various positions with Rorer Group, Inc., a pharmaceutical company, from 1981 to 1990, and in various positions with Pfizer Inc., a pharmaceutical company, from 1968 to 1981. Dr. Kuhla is also a director of NPS Pharmaceuticals Inc., Organichem Corporation and Fluorous Technologies, Inc. Dr. Kuhla has a B.A. degree in chemistry from New York University and a Ph.D. in organic chemistry from Ohio State University.

        Kevin O'Connor has served as one of our directors since March 2000. Mr. O'Connor has served as Chief Executive Officer of Tech Valley Communications, a telecommunications company, since July 2000. Mr. O'Connor previously served as the President of the Albany Center for Economic Growth, Inc., a business-sponsored economic development organization, from February 1992 through July 2000. Mr. O'Connor also served as a Deputy Commissioner for the New York State Department of Economic Development from September 1987 to February 1992, as a Program Associate for the New York State Governor's Office from July 1984 to September 1987 and held various positions in the New York State Division of the Budget and the New York State Department of Health from January 1980 to July 1984. Mr. O'Connor also serves as a director of several private companies and non-profit organizations. Mr. O'Connor holds a B.A. degree in history and a Masters degree in public administration from the State University of New York College in Brockport.

Incumbent Directors—Terms Expiring in 2004

        Thomas E. D'Ambra, Ph.D. co-founded the Company in 1991 and has served as our Chairman of the Board and Chief Executive Officer since inception. Prior to co-founding the Company, Dr. D'Ambra served as the Vice President, Chemistry and co-founder of Coromed, Inc., a traditional development contract research organization, from 1989 to 1991 and Group Leader and Senior Research Chemist with Sterling Winthrop, Inc., a pharmaceutical company, from 1982 to 1989. Dr. D'Ambra is also a director of Organichem Corporation, Fluorous Technologies, Inc. and the New York State Biotechnology Association. Dr. D'Ambra holds a B.A. degree in chemistry from the College of the Holy Cross and a Ph.D. in organic chemistry from the Massachusetts Institute of Technology.

        Anthony P. Tartaglia, M.D. has served as one of our directors since October 1995. Dr. Tartaglia served as a physician with Albany Medical Center from 1984 until his retirement in June 1998 and also served as Dean of Albany Medical College from 1990 to June 1995. Dr. Tartaglia previously served as Executive Director of the Albany Medical Center Hospital from 1987 to 1990, Senior Vice President for Patient Care of the Albany Medical Center from 1984 to 1987 and as Chief of Medicine at St. Peter's Hospital in Albany from 1975 to 1984. Dr. Tartaglia was also a director of Albank Financial Corporation, a bank holding company, prior to its merger with Charter Michigan Bancorp, Inc. Dr. Tartaglia holds a B.S. degree in biology from Union College and an M.D. from the University of Rochester Medical School.

EXECUTIVE OFFICERS

        The names and ages of all executive officers of the Company are set forth below as of December 31, 2001. In addition, set forth below is certain biographical information for each executive officer who is not a director, including his principal occupation and business experience for at least the last five years.

Name	Age	Position
Thomas E. D'Ambra, Ph.D.	46	Chairman of the Board of Directors and Chief Executive Officer
Donald E. Kuhla, Ph.D.	59	President and Chief Operating Officer
James J. Grates	40	Vice President, Operations
Lawrence D. Jones, Ph.D.	50	Senior Vice President, Business Development
Harold Meckler, Ph.D.	45	Vice President, Science & Technology
Michael P. Trova, Ph.D.	40	Senior Vice President, Medicinal Chemistry
David P. Waldek	37	Chief Financial Officer, Treasurer and Secretary

        James J. Grates currently serves as our Vice President, Operations. Prior to serving as our Vice President, Operations, Mr. Grates served as our Vice President, Human Resources from May 1999 to March 2001 and as our Director, Human Resources from December 1996 to May 1999. Prior to joining the Company, Mr. Grates was Executive Vice President, Corporate Services with Corporate Health Dimensions, a health care service provider company, from April 1995 to December 1996 and Manager of Human Resources with Norton Performance Plastics, Inc., a plastic manufacturer, from 1990 to September 1995. Mr. Grates holds an A.A.S. degree in marketing from Herkimer County Community College and a B.S. degree in business administration from Syracuse University.

        Lawrence D. Jones, Ph.D. currently serves as our Senior Vice President, Business Development. Prior to serving as our Senior Vice President, Business Development, Dr. Jones served as our Vice President, Commercial Operations and Quality from June 1998 to January 1999 and as our Vice President, Operations from March 1998 to June 1998. Prior to joining us, Dr. Jones served as the Executive Vice President and co-founder of Inhalon Pharmaceuticals, Inc., a manufacturer and distributor of generic inhalation anesthetics, from August 1991 to February 1998, the Director of Marketing and Development for Kaneka America Corporation, a manufacturer and distributor of chemical intermediates, from 1988 to August 1991, and a Sales and Marketing Manager with Johnson Matthey, Inc., a pharmaceutical manufacturer, from 1980 to 1988. Dr. Jones holds a B.A. degree in chemistry from Cornell University and a Ph.D. in organic chemistry from Duke University.

        Harold Meckler, Ph.D. currently serves as our Vice President, Science and Technology. Dr. Meckler served as our Vice President, Chemical Development from May 1997 to August 2000 and served as our Director of Chemical Development from August 1995 to May 1997. Prior to joining us, Dr. Meckler served as Manager, Organic Chemistry of Telor Ophthalmic Pharmaceuticals, Inc., a biopharmaceutical company, from March 1994 to August 1995, in various capacities with Ciba-Geigy Corporation, a pharmaceutical company, from 1984 to March 1994, and as Senior Research Chemist, Chemical Development with Sterling Winthrop, Inc. from 1982 to 1984. Dr. Meckler holds a B.S. degree in chemistry from the University of Maryland, College Park, and a Ph.D. in organic chemistry from the State University of New York, Buffalo.

        Michael P. Trova, Ph.D. currently serves as our Senior Vice President, Medicinal Chemistry. Dr. Trova served as our Vice President, Medicinal Chemistry from March 1998 to August 2000, as our Director of Medicinal Chemistry from August 1996 to March 1998 and as our Assistant Director of Medicinal Chemistry from August 1995 to August 1996. Prior to joining the Company, Dr. Trova was a staff scientist with American Cyanamid, Lederle Laboratories, a pharmaceutical company, from 1989 to August 1995, and a post-doctoral researcher at the Massachusetts Institute of Technology from 1987 to 1989. Dr. Trova holds a B.S. degree in chemistry from Rensselaer Polytechnic Institute and a Ph.D. in organic chemistry from Ohio State University.

        David P. Waldek has served as our Chief Financial Officer since March 1999. Prior to joining us, Mr. Waldek was Vice President, Finance of NAMIC U.S.A. Corporation, a medical device company, from November 1990 to March 1999. NAMIC U.S.A. Corporation was affiliated with Pfizer, Inc., a pharmaceutical company, from March 1995 to September 1998 and was acquired by Boston Scientific Corporation, a medical device company, in September 1998. Mr. Waldek also served as Senior Accountant for Ernst & Young, an independent public accounting firm, from September 1987 to November 1990. Mr. Waldek holds a B.S. degree in economics from the University of Rochester and an M.B.A. in finance from the William E. Simon Graduate School of Business Administration.

EXECUTIVE COMPENSATION

Summary Compensation

        Summary Compensation.    The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers at the end of 2001, each of whose compensation exceeded $100,000 in salary and bonus during the year ended December 31, 2001 (the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation Awards
		Annual Compensation		Securities Underlying Options (#)
Name and Principal Position					All Other Compensation($)
	Year	Salary($)	Bonus($)
Thomas E. D'Ambra, Ph.D. Chairman and Chief Executive Officer	2001 2000 1999	250,000 250,000 242,308	— — —	— — —	4,172,057 2,678,640 2,136,160	(1) (1) (1)
Donald E. Kuhla, Ph.D. President and Chief Operating Officer	2001 2000 1999	279,231 216,923 196,154	108,750 75,000 75,000	10,000 4,000 8,000	3,358 3,208 3,000	(2) (2) (2)
David P. Waldek(3) Chief Financial Officer and Treasurer	2001 2000 1999	184,385 166,923 124,038	70,125 63,750 56,250	20,000 4,000 120,000	2,766 3,220 —	(4) (4)
Lawrence D. Jones, Ph.D. Senior Vice President, Business Development	2001 2000 1999	168,462 150,519 142,807	25,000 36,000 25,000	12,000 23,000 4,000	4,661 4,516 4,293	(5) (5) (5)
Michael P. Trova, Ph.D. Senior Vice President, Medicinal Chemistry	2001 2000 1999	166,092 146,154 127,692	25,080 35,000 40,000	9,500 25,000 9,200	13,246 13,188 13,046	(6) (6) (6)

(1)
Consists of (i) $4,167,442 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $4,615 in matching contributions under the Company's 401(k) plan for 2001, (ii) $2,673,582 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $5,058 in matching contributions under the Company's 401(k) plan for 2000 and (iii) $2,131,839 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $4,321 in matching contributions under the Company's 401(k) plan for 1999.

(2)
Consists of (i) $3,358 in matching contributions under the Company's 401(k) plan for 2001, (ii) $3,208 in matching contributions under the Company's 401(k) plan for 2000 and (iii) $3,000 in matching contributions under the Company's 401(k) plan for 1999.

(3)
Joined the Company in March 1999.

(4)
Consists of (i) $2,766 in matching contributions under the Company's 401(k) plan for 2001 and (ii) $3,220 in matching contributions under the Company's 401(k) plan for 2000.

(5)
Consists of (i) $4,661 in matching contributions under the Company's 401(k) plan for 2001, (ii) $4,516 in matching contributions under the Company's 401(k) plan for 2000 and (iii) $4,293 in matching contributions under the Company's 401(k) plan for 1999.

(6)
Consists of (i) $10,000 in debt forgiveness under notes payable to the Company and $3,246 in matching contributions under the Company's 401(k) plan for 2001, (ii) $10,000 in debt forgiveness under notes payable to the Company and $3,188 in matching contributions under the Company's 401(k) plan for 2000 and (iii) $10,000 in debt forgiveness under notes payable to the Company and $3,046 in matching contributions under the Company's 401(k) plan for 1999.

        Option Grants in Fiscal Year 2001.    The following table sets forth information regarding stock options granted during 2001 to the Company's Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Thomas E. D'Ambra, Ph.D.	—	—	—	—	—	—
Donald E. Kuhla, Ph.D.	10,000	1.5%	43.25	2/2/11	271,997	689,294
Lawrence D. Jones, Ph.D.	10,000	1.5%	43.25	2/2/11	271,997	689,294
	2,000	0.3%	24.68	8/21/11	31,042	78,667
Michael P. Trova, Ph.D.	7,500	1.2%	43.25	2/2/11	203,998	516,970
	2,000	0.3%	24.68	8/21/11	31,042	78,667
David P. Waldek	20,000	3.1%	43.25	2/2/11	543,994	1,378,587

(1)
Vesting of options is subject to the continuation of such employee's service relationship with the Company. The options vest as follows: 60% on the third anniversary of the grant date, an additional 20% on the fourth anniversary of the grant date and an additional 20% on the fifth anniversary of the grant date. The options expire ten years after the grant date, subject to earlier termination in accordance with the 1998 Stock Plan and the applicable option agreement.

        Option Exercises and Year-End Holdings.    The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers. Three of the Named Executive Officers exercised stock options during 2001.

Aggregated Option Exercises in Fiscal Year 2001
and Fiscal Year-End 2001 Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas E. D'Ambra, Ph.D.	—	—	73,374	18,344	1,850,240	462,573
Donald E. Kuhla, Ph.D.	39,017	1,038,071	235,509	39,974	5,456,482	545,877
Lawrence D. Jones, Ph.D.	40,500	1,415,556	—	66,000	—	746,735
Michael P. Trova, Ph.D.	32,911	910,388	112,383	53,024	2,949,311	415,548
David P. Waldek	—	—	—	144,000	—	2,030,280

(1)
Based on the average of the high and low sales prices of the Common Stock on December 31, 2001 ($26.85), minus the exercise price, multiplied by the number of shares underlying the options.

Compensation Committee Interlocks and Insider Participation

        All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 1998 Stock Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans. The current members of the Compensation Committee are Messrs. Haydu (Chair) and O'Connor and Drs. Jackson and Tartaglia, none of whom is an executive officer or employee of the Company.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

        The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 1998 Stock Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans.

        Compensation Policies for Executive Officers.    The Compensation Committee's executive compensation philosophy is to: (i) provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's short- and long-term performance goals; (ii) motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) provide compensation opportunities and benefits that are comparable to those offered by other companies in the pharmaceutical and biotechnological industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's short- and long-term success; (iv) align the interests of key executives with the short- and long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options; and (v) recognize individual contributions as well as overall business results. The Company's objectives include qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

        The compensation of the Company's Chief Executive Officer and other executive officers is currently comprised of an annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants under the 1998 Stock Plan.

        The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably sized companies in the pharmaceutical and biotechnological industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to enhance the Company's short-term financial performance and to enhance profitable growth over the long-term.

        Base Salary.    Base salaries for each of the Company's executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities at comparably sized companies within the pharmaceutical and biotechnological industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and any change in the responsibilities assumed by such executive officer. Salary adjustments are normally determined and made on an annual basis.

        Bonuses.    At the beginning of each year, the Compensation Committee adopts a performance bonus program setting forth strategic goals for the year and a percentage of base salary that will be awarded to the senior management team based upon the achievement of these goals. All awards are paid in full, in cash, following the year of performance. The Compensation Committee awarded bonuses to its executive officers for 2001 based on the achievement of the Company and individual pre-determined goals for 2001.

        Stock Option Grants.    Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such significant contributions, give executives a long-term incentive to increase shareholder value and align the interests of the Company's senior executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a ten-year term, with 60% vesting on the third anniversary of the grant date and the remainder vesting in equal annual installments over the next two years at an exercise price equal to or above the fair market value of the Common Stock on the grant date.

        Compensation of Chief Executive Officer.    Thomas E. D'Ambra, Ph.D., the Company's Chief Executive Officer, receives competitive compensation and regular benefits in effect for senior executives of the Company. In 2001, the Compensation Committee reviewed information regarding the compensation paid to chief executive officers of comparable companies and evaluated achievement of corporate, individual and organizational objectives for 2001. Dr. D'Ambra's annual salary for 2001 was $250,000. Dr. D'Ambra also earned the right to receive payments in the aggregate of $4,167,442 under the Company's Technology Development Incentive Plan, which payments are unrelated to Dr. D'Ambra's performance of his duties as Chief Executive Officer of the Company. The base salary for Dr. D'Ambra was established pursuant to his employment agreement with the Company. Such employment agreement is described more fully below under "Agreements with Named Executive Officers." Although the Compensation Committee determined to award Dr. D'Ambra a bonus and stock options for his performance in 2001, due to Dr. D'Ambra's ownership in the Company and the payment he receives under the Technology Development Incentive Plan, he requested not to receive any bonus or stock options for 2001.

COMPENSATION COMMITTEE

Frank W. Haydu III Shirley Ann Jackson, Ph.D. Kevin O'Connor Anthony P. Tartaglia, M.D.

Report of the Audit Committee of the Board of Directors

        The Company's Audit Committee consists of Messrs. Haydu (Chair) and O'Connor, and Dr. Tartaglia, each of whom is independent within the meaning of the Nasdaq applicable listing standards. The Audit Committee met four (4) times during 2001. In 2000, the Board of Directors adopted a charter for the audit committee that specifies the scope of the audit committee's responsibilities and how it carries out those responsibilities.

        The Audit Committee has reviewed and discussed with management and the independent auditors, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Company's December 31, 2001 audited financial statements. The Audit Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees) as amended by Statement on Auditing Standards No. 90 (audit committee communications). In addition, the Audit Committee has received from PricewaterhouseCoopers the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has also discussed with PricewaterhouseCoopers its independence from the Company. The Audit Committee has considered whether PricewaterhouseCoopers' provision of non-audit services to the Company is compatible with PricewaterhouseCoopers' independence.

        Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

        Although the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with the audit committee charter, management has primary responsibility for this process, including the Company's system of internal controls, and for the preparation of the Company's financial statements in accordance with generally accepted accounting principles. In addition, PricewaterhouseCoopers and not the Audit Committee is responsible for auditing those statements.

AUDIT COMMITTEE

        Frank W. Haydu III Kevin O'Connor Anthony P. Tartaglia, M.D.

Audit Fees

        The aggregate fees paid to PricewaterhouseCoopers for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2001 and the review of the Company's quarterly financial statement included in its Quarterly Reports on Form 10-Q for the year were $64,600. PricewaterhouseCoopers was paid an aggregate of $208,029 in fees for all other non-audit services performed for the Company during 2001.

Agreements with Named Executive Officers

        The Company has entered into employment agreements with each of the Named Executive Officers. The terms of the agreements are substantially similar, except with respect to minimum annual base salary ($200,000, $175,000, $150,000, $138,000 and $115,000 for Dr. D'Ambra, Dr. Kuhla, Mr. Waldek, Dr. Jones and Dr. Trova, respectively) and as set forth below with respect to the termination of employment upon a "change of control." In addition to their annual base salary, the Named Executive Officers will be eligible to receive bonus compensation to be determined at the discretion of the Board of Directors. The agreements have initial employment terms of three years and automatically renew for one year periods thereafter. If the Company elects not to extend an agreement for any reason or if the executive's employment is terminated by the Company without "cause" (as defined in the employment agreement) or by the executive upon a material breach of the agreement by the Company, the Company will continue to pay the executive his base salary for one year and will pay to the executive in monthly installments over such one year period an amount equal to the executive's cash bonus received in respect of the immediately preceding year.

        Upon termination by the Company of the executive's employment without "cause" or upon a resignation by the executive for "good reason" (as defined in the employment agreement) or if an employment agreement is not renewed by the Company within twelve months following a "change of control" (as defined in the employment agreement), such executive will be entitled to receive a severance amount equal to the sum of (i) a multiple of the executive's annual base salary, plus (ii) the executive's cash bonus received in respect of the immediately preceding year. The multiples of base salary to be paid by the Company to Dr. D'Ambra and Dr. Kuhla upon the termination of their employment following a "change of control" are three and two times, respectively, and the multiple of base salary to be paid by the Company to Mr. Waldek, Dr. Jones and Dr. Trova upon the termination of their employment following a "change of control" is one time.

        The Company has also entered into Employee Innovation, Proprietary Information and Post-Employment Activity Agreements with its Named Executive Officers. Each agreement provides that, during the six month period immediately following the termination of his employment with the Company, the Named Executive Officer will not engage, directly or indirectly, in the sale or performance of any services for a customer for whom he performed services at any time during the twelve-month period immediately preceding the termination of his employment.

Certain Transactions

        Dr. D'Ambra is entitled to payments under the Company's Technology Development Incentive Plan for amounts paid to the Company under the license agreement with Aventis, including 10% of all royalties paid to the Company. During 2001, Dr. D'Ambra earned the right to receive payments in the aggregate amount of $4,167,442 under this plan.

        Mr. O'Connor is the Chief Executive Officer of Tech Valley Communications, a telecommuni- cations company. During 2001, Tech Valley Communications was one of the providers of telephone and internet services to the Company. Tech Valley Communications was paid $88,947 for services rendered to the Company in 2001.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 29, 2002 of (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock, (ii) the directors and Named Executive Officers of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner(1)
	Number	Percent(2)
Thomas E. D'Ambra, Ph.D.(3)	4,856,052	14.8%
Constance M. D'Ambra(4)	4,772,767	14.5%
Chester J. Opalka(5)	3,428,135	10.4%
Thomas E. D'Ambra Family Trust I(6)	3,065,189	9.3%
Donald E. Kuhla, Ph.D.(7)	241,313	*
Harold Meckler, Ph.D.(8)	128,807	*
Michael P. Trova, Ph.D.(9)	98,508	*
Anthony P. Tartaglia, M.D.(10)	95,856	*
David P. Waldek(11)	72,000	*
Lawrence D. Jones, Ph.D.(12)	71,767	*
James J. Grates(13)	42,698	*
Frank W. Haydu, III (14)	16,558	*
Kevin O'Connor(15)	3,353	*
Shirley Ann Jackson, Ph.D.(16)	174	*
All executive officers and directors as a group (12 persons)(17)	12,120,410	36.9%

*
Less than 1%.

(1)
The address of all listed stockholders is c/o Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098.

(2)
All percentages have been determined as of March 29, 2002 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days after March 29, 2002. For purposes of computing the percentage of outstanding shares of the Company's Common Stock held by each person or group of persons named above, any shares of Common Stock which such person or persons has or have the right to acquire within 60 days after March 29, 2002 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of March 29, 2002, a total of 32,852,841 shares of Common Stock were issued and outstanding.

(3)
Includes 4,772,767 shares owned jointly by Dr. and Mrs. D'Ambra, as to which shares Dr. and Mrs. D'Ambra share voting and investment power. Also includes 83,285 shares subject to options exercisable within 60 days. Excludes 3,065,189 shares held by the Thomas E. D'Ambra Family Trust I, as to which shares Dr. D'Ambra does not have sole or shared voting or investment power. Also excludes 8,433 shares subject to options not exercisable within 60 days.

(4)
Includes 4,772,767 shares owned jointly by Dr. and Mrs. D'Ambra, as to which shares Dr. and Mrs. D'Ambra share voting and investment power. Excludes 3,065,189 shares held by the Thomas

  E. D'Ambra Family Trust I, as to which shares Mrs. D'Ambra does not have sole or shared voting or investment power.

(5)
Includes 564,352 shares held by the Chester J. Opalka 1997 Retained Annuity Trust of which Mr. Opalka serves as a co-trustee. By virtue of his position as a co-trustee, Mr. Opalka may be deemed to be the beneficial owner of all shares held by such trust. Includes 825 shares subject to options exercisable within 60 days. Excludes 1,675 shares subject to options not exercisable within 60 days.

(6)
Constitutes shares held in an irrevocable trust for the benefit of Dr. and Mrs. D'Ambra's three children as to which Michael Goldman, an independent trustee, has sole voting and investment power.

(7)
Includes 192,256 shares subject to options exercisable within 60 days. Excludes 32,200 shares subject to options not exercisable within 60 days.

(8)
Includes 106,307 shares subject to options exercisable within 60 days. Excludes 30,712 shares subject to options not exercisable within 60 days.

(9)
Includes 14,844 shares subject to options exercisable within 60 days. Excludes 52,563 shares subject to options not exercisable within 60 days.

(10)
Includes 82,908 shares subject to options exercisable within 60 days. Excludes 8,342 shares subject to options not exercisable within 60 days.

(11)
Includes 72,000 shares subject to options exercisable within 60 days. Excludes 87,000 shares subject to options not exercisable within 60 days.

(12)
Excludes 51,100 shares subject to options not exercisable within 60 days.

(13)
Includes 1,620 shares subject to options exercisable within 60 days. Excludes 26,474 shares subject to options not exercisable within 60 days.

(14)
Includes 6,242 shares subject to options exercisable within 60 days. Excludes 8,342 shares subject to options not exercisable within 60 days.

(15)
Includes 825 shares subject to options exercisable within 60 days. Excludes 6,675 shares subject to options not exercisable within 60 days.

(16)
Excludes 2,500 shares subject to options not exercisable within 60 days.

(17)
Includes 561,112 shares subject to options exercisable within 60 days. Excludes 316,016 shares subject to options not exercisable within 60 days.

STOCK PERFORMANCE GRAPH

        The following graph provides a comparison, from February 4, 1999, the date of the Company's initial public offering, through December 31, 2001, of the cumulative total stockholder return (assuming reinvestment of any dividends) among the Company, the Nasdaq Stock Market (U.S. Companies) Index (the "Nasdaq Index") and the Nasdaq Pharmaceuticals Index (the "Pharmaceuticals Index"). The historical information set forth below is not necessarily indicative of future performance. Data for the Nasdaq Index and the Pharmaceuticals Index were provided to the Company by the Center for Research in Security Prices.

	Albany Molecular Research, Inc.	Nasdaq Stock Market (U.S. Companies) Index	Nasdaq Pharmaceuticals Index
February 4, 1999	100.000	100.000	100.000
February 26, 1999	85.106	94.865	96.083
March 31, 1999	106.383	102.041	103.016
April 30, 1999	106.383	105.328	95.190
May 28, 1999	125.532	102.410	101.308
June 30, 1999	126.596	111.599	105.155
July 30, 1999	144.681	109.587	117.982
August 31, 1999	132.979	114.220	127.891
September 30, 1999	106.919	114.377	120.934
October 29, 1999	105.855	123.545	122.504
November 30, 1999	122.877	138.574	138.084
December 31, 1999	129.787	169.054	177.146
January 31, 2000	182.451	162.812	203.269
February 29, 2000	205.319	193.788	286.106
March 31, 2000	248.409	189.789	217.312
April 28, 2000	186.706	159.631	191.657
May 31, 2000	221.540	140.375	187.076
June 30, 2000	231.651	165.023	241.483
July 31, 2000	235.643	156.078	224.406
August 31, 2000	304.255	174.527	268.829

September 29, 2000	478.196	151.855	265.160
October 31, 2000	494.681	139.384	239.816
November 30, 2000	412.766	107.387	211.844
December 29, 2000	524.468	101.684	220.964
January 31, 2001	406.383	114.018	211.606
February 28, 2001	438.298	88.273	200.968
March 30, 2001	297.872	75.903	163.629
April 30, 2001	268.340	87.227	184.089
May 31, 2001	291.574	87.122	198.989
June 29, 2001	323.489	89.460	203.273
July 31, 2001	264.596	83.769	187.016
August 31, 2001	221.447	74.643	187.636
September 28, 2001	211.319	62.066	163.875
October 31, 2001	235.745	70.028	180.537
November 30, 2001	196.255	79.997	197.528
December 31, 2001	225.447	80.683	188.312

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

        Stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2003 annual meeting of stockholders must be received in writing by the Company by December 23, 2002. Such proposals must also comply with the requirements as to form and substance established by the Securities and Exchange Commission if such proposals are to be included in the proxy statement and form of proxy. Any such proposals should be mailed to: Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098, Attention: Secretary.

        Stockholder proposals intended to be presented at the 2003 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be delivered to, or mailed and received at, Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098, together with all supporting documentation required by the Company's Amended and Restated By-laws, not earlier than January 24, 2003 nor later than March 9, 2003; provided, however, that in the event that the annual meeting is scheduled to be held before April 24, 2003 or after July 23, 2003, notice must be so delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made by the Company. The proposal must also comply with the other requirements contained in the Company's Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to the Securities and Exchange Commission's rules governing the exercise of this authority.

INDEPENDENT ACCOUNTANTS

        The Company has selected PricewaterhouseCoopers as the independent public accountants for the fiscal year ending December 31, 2002. The firm of PricewaterhouseCoopers has served as the Company's independent public accountants since 2000. A representative from PricewaterhouseCoopers will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company by the executive officers, directors and greater than 10% beneficial owners, all Section 16(a) filing requirements were satisfied, except that each of Dr. Kuhla, Dr. Meckler, Dr. Trova, Mr. Grates and Mr. Waldek inadvertently filed a late Form 5.

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

ALBANY MOLECULAR RESEARCH, INC.
21 Corporate Circle
P.O. Box 15098
Albany, New York 12212-5098

Proxy for the 2002 Annual Meeting of Stockholders
May 24, 2002

This Proxy is Solicited on Behalf of the Board of Directors of Albany Molecular Research, Inc.

        The undersigned acknowledge(s) receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2002, and hereby constitutes and appoints Thomas E. D'Ambra, Ph.D. and David P. Waldek (the "Proxies") and each of them, as Proxies of the undersigned, each with the power to appoint his substitute and to act alone, and authorizes each of them acting singly, to represent and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of Albany Molecular Research, Inc., held of record by the undersigned on March 29, 2002, at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 24, 2002 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are indicated, this proxy will be voted FOR the election of the nominees set forth in Proposal 1. A stockholder wishing to vote in accordance with the recommendations of the Board of Directors need only sign and date this proxy and return it in the postage paid envelope provided.

The Board of Directors Recommends a Vote FOR Proposal 1
Appearing on the Reverse Side hereof.

FOLD AND DETACH HERE

You can now access your Albany Molecular Research, Inc. account online.

Access your Albany Molecular Research, Inc. stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, transfer agent for Albany Molecular Research, Inc., now makes it easy and convenient to get current information on your stockholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• Make address changes
• View certificate history	• Establish/change your PIN

Visit us on the web at http://www.mellon-investor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS - Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.

  •
  SSN

  •
  PIN

  •
  The click on the "Establish PIN" button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

  •
  SSN

  •
  PIN

  •
  Then click on the "Submit" button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

  •
  Certificate History

  •
  Issue Certificate

  •
  Address Change

  For Technical Assistance Call 1-877-978-7778
  9am-7-pm Monday-Friday Eastern Time

1. ELECTION OF DIRECTORS:
FOR all nominees listed to the right (except as marked to the contrary)	WHITHHOLD AUTHORITY to vote for all nominees listed to the right	01 Frank W. Haydu III and 02 Shirley Ann Jackson, Ph.D.
☐	☐	(INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line throug that individual's name above.)

2. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.		Date ,2002
Signature
Signature, if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person of the stockholders' corporation or partnership, stating his or her title or authority.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE

QuickLinks

ALBANY MOLECULAR RESEARCH, INC. 21 Corporate Circle P.O. Box 15098 Albany, New York 12212-5098
ALBANY MOLECULAR RESEARCH, INC. 21 Corporate Circle P.O. Box 15098 Albany, New York 12212-5098
ALBANY MOLECULAR RESEARCH, INC. 21 Corporate Circle P.O. Box 15098 Albany, New York 12212-5098
PROXY STATEMENT
INFORMATION REGARDING DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Fiscal Year 2001 and Fiscal Year-End 2001 Option Values
COMPENSATION COMMITTEE
AUDIT COMMITTEE
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
STOCK PERFORMANCE GRAPH
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
INDEPENDENT ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
Proxy for the 2002 Annual Meeting of Stockholders May 24, 2002